Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                                Dated May 1, 2006
                as Supplemented June 30, 2006 and August 25, 2006



Effective October 1, 2006, the chart on page GPD-5 for the Managed Fund is to be amended by deleting the information regarding Jill Schoeff Lindholm and replacing it with the following:

              Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the money market category of the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.

Effective October 1, 2006, the chart on page GPD-5 for the Money Market Fund is to be amended by deleting the information regarding Jill Schoeff Lindholm and replacing it with the following:

              Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.



This Supplement is dated October 13, 2006.